PRESS RELEASE
                              FOR IMMEDIATE RELEASE

INVESTOR CONTACT:
HiEnergy Technologies, Inc.
(949) 757-0855
hienergy@hienergyinc.com

HIENERGY TECHNOLOGIES, INC. SYMBOL CHANGE AND FILING STATUS

IRVINE, California, August 19, 2004 - HiEnergy Technologies, Inc. (OTCBB: HIETE) announced that because it has not yet filed its Annual Report on Form 10-KSB for the fiscal year ended April 30, 2004 (the "2004 Annual Report") with the Securities and Exchange Commission ("SEC"), making it delinquent in its periodic reporting requirements under the Securities Exchange Act of 1934, the designated trading symbol for its common shares has been changed from "HIET" to "HIETE".

Pursuant to National Association of Securities Dealers ("NASD") OTC Bulletin Board Eligibility Rules, the common shares of HiEnergy Technologies can continue to be traded under the new symbol, and HiEnergy Technologies will have a grace period of 30 calendar days, beginning on the date the symbol change notification appeared on the OTCBB Daily List, which was August 17, 2004, to make our filing and be deemed compliant. Accordingly, upon receipt by the NASD of notification that HiEnergy Technologies has filed a Form 10-KSB for FY 2004 within the applicable grace period, the "E" would be removed. Conversely, if the NASD receives no notification that HiEnergy Technologies is compliant, upon expiration of the applicable grace period, our common shares would be removed from trading on the OTC Bulletin Board.

HiEnergy Technologies has delayed filing its 2004 Annual Report due to its ongoing efforts to complete a restatement of its financial results for the fiscal years ended April 30, 2002 and 2003. HiEnergy Technologies expects to file its amended Annual Reports on Form 10-KSB for the fiscal years ended April 30, 2002 and 2003 as soon as the restatements are completed, at which time it will also file its delayed 2004 Annual Report. HiEnergy Technologies is continuing to work diligently to complete the previously announced restatement of its financial statements, and to comply with all applicable provisions of the Securities Exchange Act. Management believes, but cannot guarantee, the filings described above will be made prior to the expiration of the grace period described above.

FORWARD-LOOKING STATEMENTS
Any statements made in this press release which are not historical facts contain certain forward-looking statements, as such term is defined in the Private Litigation Reform Act of 1995, concerning potential developments affecting the business, prospects, financial condition and other aspects of the company to which this release pertains. The actual results of the specific items described in this release, and the company's operations generally, may differ materially from what is projected in such forward-looking statements. Although such statements are based upon the best judgments of management of the company as of the date of this release, significant deviations in magnitude, timing and other factors may result from business risks and uncertainties including, without limitation, the company's dependence on third parties, general market and economic conditions, technical factors, the availability of outside capital, receipt of revenues and other factors, many of which are beyond the control of the company. The company disclaims any obligation to update information contained in any forward-looking statement.

These forward looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievement expressed or implied by such forward looking statements. In some cases, you can identify forward looking statements by terminology such as "may," "will," "should," "could," "intend," "expects," "plan," "anticipates," "believes," "estimates," "predicts," "potential," or "continue" or the negative of such terms or other comparable terminology. Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of such statements. In addition to the risks described above, additional risks affecting our Company can be found in our periodic reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934.